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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2001
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                           RENAISSANCERE HOLDINGS LTD.
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             (Exact name of registrant as specified in its charter)

          Bermuda                    34-0-26512           98-013-8020
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
     of incorporation)                                 Identification No.)

                  Renaissance House
             8-12 East Broadway, Pembroke
                         Bermuda                       HM 19
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       (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (441) 295-4513
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

On October 22, 2001, RenaissanceRe Holdings Ltd. issued the attached press release, filed as Exhibit 99.1 and incorporated in this Current Report by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

           The following exhibits are filed as part of this report:

           99.1     Press Release of the Registrant, dated October 22, 2001.

                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCERE HOLDINGS LTD.

Date:  October 23, 2001                By: /s/ John M. Lummis
      ------------------                   ------------------------------------
                                           Name:   John M. Lummis
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.     Description
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99.1            Press Release of the Registrant, dated October 22, 2001.